EXHIBIT 10.2(b)

                   SECOND AMENDMENT TO THE RETIREMENT PLAN OF
                       ENVIRONMENTAL ELEMENTS CORPORATION

        Pursuant to the powers of amendment reserved under Section 11.1 of the Retirement Plan of Environmental Elements Corporation, as amended and restated effective as of January 1, 1989, as amended by First Amendment effective January 1, 1989, said Plan shall be and the same is hereby further amended by Environmental Elements Corporation (the "Employer"), effective as of April 1, 1995, as follows:

                             FIRST AND ONLY CHANGE

        Section 4.2 shall be amended by the additional of the following immediately at the end thereof as follows:

        "(d) Effective April 1, 1995, an early retirement window will open for all vested Participants who are not Highly Compensated Employees. Specifically, any Participant (as described in the first sentence hereof) who is (or will be, if he retires pursuant to this early retirement window) eligible for early retirement and who retires early during the period from April 19, 1995, through October 31, 1995, shall be entitled to receive an additional 2 years of credit in the calculation of both his service and his age for purposes of early retirement eligibility, and for purposes of receiving the supplemental benefit described in Section 4.2(b), but not for benefit accrual purposes."

        The Retirement Plan of Environmental Elements Corporation, as amended and restated effective as of January 1, 1989, as amended by First Amendment effective January 1, 1989, and as amended by the foregoing change is hereby ratified and confirmed in all respects.

        IN WITNESS WHEREOF, The Employer has caused this Second Amendment to be executed this 28 day of December, 1995.


ATTEST:                               ENVIRONMENTAL ELEMENTS
                                      CORPORATION



/s/ J. C. Nichols                     By:  /s/ E. H. Verdery
- - ------------------------------        ---------------------------------
J. C. Nichols, Secretary                   E. H. Verdery, President
[Corporate Seal]